UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2010

BLUE SPHERE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 972-9-8917438

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

Effective May 3, 2010, Silberstein Ungar, PLLC, formerly Maddox Ungar Silberstein PLLC (“Silberstein”) resigned as our independent principal accountant and we engaged the accounting firm of Brightman Almagor Zohar & Co (“Brightman”) as our new independent registered public accounting firm. The resignation of Silberstein and the appointment Brightman was recommended and approved by our board of directors, which acts as our audit committee.

Silberstein's reports in our audited financial statements contained in our annual reports on Form 10-K for the fiscal years ended September 30, 2009 and 2008 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that they did contain going concern qualifications.

During the two most recent fiscal years and the subsequent interim period, there were no disagreements with Silberstein, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Silberstein's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During the two most recent fiscal years, and in the subsequent interim periods through the date of dismissal of Silberstein, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with Silberstein.

Silberstein has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

(b)

On May 4, 2010, we engaged Brightman as our independent accountant. During the two most recent fiscal years and the subsequent interim periods through the date of appointment, we have not consulted with Brightman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Brightman provided to us a written report or oral advice that Brightman concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Brightman regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We have provided a copy of the disclosures in this report to Brightman and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Brightman has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORP.

Per:

/s/ Shlomo Palas
Shlomo Palas
Chief Executive Officer
Date: May 6, 2010